Exhibit 10.1

FOURTH AMENDMENT TO RECEIVABLES LOAN AGREEMENT

This FOURTH AMENDMENT TO RECEIVABLES LOAN AGREEMENT is made as of August 29, 2014 (this “Amendment”), among CHS RECEIVABLES FUNDING, LLC, a Delaware limited liability company (“Receivables Funding”), as Borrower, THE BANK OF NOVA SCOTIA (“Scotia”), as a Committed Lender and as a Managing Agent, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CA-CIB”), as a Committed Lender, as a Managing Agent and as Administrative Agent, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (“BTMU”), as a Committed Lender and as a Managing Agent, ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Lender, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Conduit Lender, VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Lender, and COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION (“Professional Services”), a Delaware corporation, as Collection Agent under the Receivables Loan Agreement, and is acknowledged and agreed by Receivables Funding, as the Company, Professional Services, as Collection Agent under each of the Contribution Agreement and the Sale Agreement, and as Authorized Representative (as defined in the Sale Agreement, the “Authorized Representative”), CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“CHS”), as Transferor, as Buyer and individually (as the provider of a performance undertaking), and EACH OF THE OTHER PERSONS IDENTIFIED AS ORIGINATORS ON THE SIGNATURE PAGES HERETO AFFILIATED WITH CHS/COMMUNITY HEALTH SYSTEMS, INC., as Originators. All capitalized terms used herein without reference shall have the meanings assigned to such terms in the Receivables Loan Agreement (as defined below) after giving effect to this Amendment.

WHEREAS, Receivables Funding, as Borrower, Scotia, as a Committed Lender and as a Managing Agent, CA-CIB, as a Committed Lender, as a Managing Agent and as Administrative Agent, BTMU, as a Committed Lender and as a Managing Agent, the other Lenders party thereto and Professional Services, as Collection Agent, have entered into the Receivables Loan Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Receivables Loan Agreement”);

WHEREAS, CHS, as Transferor, Receivables Funding, as the Company, and Professional Services, as Collection Agent thereunder, have entered into the Receivables Purchase and Contribution Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Contribution Agreement”);

WHEREAS, the Originators, Professional Services, as Collection Agent and Authorized Representative thereunder, and CHS, as Buyer, have entered into the Receivables Sale Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Sale Agreement”);

WHEREAS, the parties hereto desire to amend certain provisions of the Receivables Loan Agreement pursuant to Section 10.01 of the Receivables Loan Agreement and take the other actions set forth herein, and have agreed to do so subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth,

and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Receivables Loan Agreement. Subject to all of the terms and conditions set forth in this Amendment:

(a) Section 1.01 of the Receivables Loan Agreement is amended as by inserting the following definitions in the appropriate alphabetical order:

“Specified Defaulted Receivables” means a Receivable:

(a) as to which, as of the date that is 150 days after the Last Service Date, the amount paid thereon is less than the Expected Net Value of such Receivable (other than as a result of a miscalculation by the Collection Agent of Contractual Allowances) and which is between 151 days and 180 days from the Last Service Date,

(b) as to which the Obligor thereof is currently the subject of an Insolvency Proceeding, or

(c) which, consistent with the Credit and Collection Policy, has been or should be written off the Borrower’s or an Originator’s books as uncollectible.

“Trigger Temporary Relief Period” means the period comprised of the six consecutive Collection Periods from August 2014 through and including January 2015.

(b) The definition of “Default Ratio” in Section 1.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Default Ratio” means, in respect of any Collection Period, the ratio (expressed as a percentage) computed as of the Determination Date, by dividing

(a) the aggregate Expected Net Value of all Receivables that were Specified Defaulted Receivables as of the last day of such Collection Period by

(b) the aggregate Expected Net Value of all Receivables as of the last day of such Collection Period.

(c) The definition of “Temporary Relief Period” in Section 1.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

“HHS Temporary Relief Period” means, solely to the extent that the HHS Compliance Date occurs on or before October 1, 2014, the following periods: (i) with respect to the Default Ratio for a single Collection Period, the period comprised of the five consecutive Collection Periods from February 2015 through and including June 2015, (ii) with respect to the Delinquency Ratio for a single Collection Period, the period comprised of the five consecutive Collection Periods

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from February 2015 through and including June 2015, (iii) with respect to the Payment Denial Rate for a single Collection Period, the period comprised of the four consecutive Collection Periods from April 2015 through and including July 2015, (iv) with respect to the average of the Default Ratio for a Collection Period and the two prior Collection Periods, the period comprised of the five consecutive Collection Periods from March 2015 through and including July 2015, (v) with respect to the average of the Delinquency Ratio for a Collection Period and the two prior Collection Periods, the period comprised of the five consecutive Collection Periods from March 2015 through and including July 2015, and (vi) with respect to the DSO for a single Collection Period, the period comprised of the three consecutive Collection Periods from February 2015 through and including April 2015; provided, that if the HHS Compliance Date occurs after October 1, 2014, the “HHS Temporary Relief Period” hereunder shall consist of such periods, if any, and pursuant to such terms as the Administrative Agent and the Managing Agents each agrees in writing in its respective sole discretion.

(d) Clause (h) of Section 7.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

(h) As of the last day of any Collection Period, (i) the Default Ratio (x) for any Collection Period occurring during the Trigger Temporary Relief Period shall exceed 2.25%, (y) for any Collection Period occurring during the HHS Temporary Relief Period shall exceed 2.50% and (z) for all other Collection Periods shall exceed 2.00%, (ii) the Delinquency Ratio (x) for any Collection Period occurring during the Trigger Temporary Relief Period shall exceed 4.00%, (y) for any Collection Period occurring during the HHS Temporary Relief Period shall exceed 5.75% and (z) for all other Collection Periods, shall exceed 3.50%, (iii) the Payment Denial Rate (x) for any Collection Period occurring during the HHS Temporary Relief Period shall exceed 1.50% and (y) for all other Collection Periods shall exceed 1.25%, (iv) the average of the Default Ratio for each of such Collection Period and the two prior Collection Periods (x) for any Collection Period occurring during the Trigger Temporary Relief Period shall exceed 2.15%, (y) for any Collection Period occurring during the HHS Temporary Relief Period shall exceed 2.65% and (z) for all other Collection Periods shall exceed 1.90%, or (v) the average of the Delinquency Ratio for each of such Collection Period and the two prior Collection Periods (x) for any Collection Period occurring during the Trigger Temporary Relief Period shall exceed 3.75%, (y) for any Collection Period occurring during the HHS Temporary Relief Period shall exceed 5.25% and (z) for all other Collection Periods shall exceed 3.25%; or

(e) Clause (i) of Section 7.01 of the Receivables Loan Agreement is hereby amended and restated in its entirety to read as follows:

(i) The DSO reported on any Monthly Report shall exceed, (x) if with respect to a Collection Period occurring during the HHS Temporary Relief Period, 60 days and (y) if with respect to a Collection Period occurring at any other time, 55 days; or

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SECTION 2. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which the following conditions have been satisfied (in form and substance reasonably acceptable to the Administrative Agent):

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Borrower, the Collection Agent, the Managing Agents, the Committed Lenders, the Conduit Lenders and the Administrative Agent and counterparts evidencing acknowledgment and agreement duly executed by each of the Company, the Collection Agent (as Collection Agent under each of the Contribution Agreement and the Sale Agreement), the Authorized Representative, the Transferor, the Buyer, CHS individually and the Originators.

(b) All fees and expenses required to be paid prior to an Advance under the Receivables Loan Agreement (as amended by this Amendment) pursuant to (i) the Receivables Loan Agreement (as amended by this Amendment) and (ii) the Fee Letter shall have been paid.

(c) Each Managing Agent and the Administrative Agent shall have completed satisfactory due diligence and obtained the requisite credit approvals.

SECTION 3. Representations and Warranties.

(a) Each of the Borrower and the Collection Agent represents and warrants as of the date hereof that (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the performance of the Receivables Loan Agreement and the other Facility Documents, each as amended hereby, as applicable, and (ii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment other than such as has been met or obtained and are in full force and effect.

(b) Each of the Borrower and the Collection Agent represents and warrants as of the date hereof that each of this Amendment and each Facility Document (as amended by this Amendment or otherwise as of the date hereof, as applicable) constitutes such Person’s legal, valid and binding obligation, enforceable against such person in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) The Borrower hereby makes each of the representations and warranties contained in Sections 4.01 and 4.03 of the Receivables Loan Agreement as of the date hereof, in each case after giving effect to this Amendment, except for those representations and warranties that refer to specific dates, which are made as of the dates indicated therein.

(d) The Collection Agent hereby makes each of the representations and warranties contained in Section 4.02 of the Receivables Loan Agreement as of the date hereof, in each case after giving effect to this Amendment, except for those representations and warranties that refer to specific dates, which are made as of the dates indicated therein.

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(e) Each of the Borrower and the Collection Agent further represents and warrants that, both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default, or would, with the passage of time or the giving of notice, constitute an Event of Default.

SECTION 4. Facility Document. This Amendment shall constitute a Facility Document under the terms of the Receivables Loan Agreement as amended hereby.

SECTION 5. Further Assurances. The Borrower and the Collection Agent agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 6. Confirmation of Agreement. On and after the date hereof, all references to the Receivables Loan Agreement in the Facility Documents and the other documents and instruments delivered pursuant to or in connection with such Facility Documents shall mean the Receivables Loan Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms. Except as herein expressly amended, the Receivables Loan Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 7. Confirmation of Undertaking. CHS, as undertaking party under the Collection Agent Performance Undertaking, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Performance Undertaking”), in favor of CA-CIB as administrative agent on behalf of the Lenders, hereby consents to the amendments to the Receivables Loan Agreement set forth in Section 3 of this Amendment, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Performance Undertaking heretofore executed and delivered by it is, and shall continue to be, in full force and effect in accordance with its terms and shall apply to the Receivables Loan Agreement (as amended by this Amendment), Contribution Agreement and Sale Agreement and the Performance Undertaking is hereby so ratified and confirmed.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER FACILITY DOCUMENT, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

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SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

CHS RECEIVABLES FUNDING, LLC, as Borrower

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

CHS Receivables Funding, LLC 4000 Meridian Boulevard Franklin, Tennessee 37067 Attention: Rachel A. Seifert Telephone No: (615) 465-7000 Facsimile No: (615) 373-9704 Email: rachel_seifert@chs.net

COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION, as Collection Agent under the Receivables Loan Agreement

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

Community Health Systems Professional Services Corporation

4000 Meridian Boulevard

Franklin, Tennessee 37067

Attention: Rachel A. Seifert

Telephone No: (615) 465-7000

Facsimile No: (615) 373-9704

Email: rachel_seifert@chs.net

Signature Page to Fourth Amendment to Receivables Loan Agreement

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, as a Managing Agent and as a Committed Lender

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

Crédit Agricole CIB 1301 Avenue of the Americas New York, NY 10019 Attention: Sunny Gulrajani Telephone No: (212) 261-7845 Facsimile No: (917) 849-5584 Email: sunny.gulrajani@ca-cib.com

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Lender

By: CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as attorney-in-fact

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

Atlantic Asset Securitization

c/o Crédit Agricole CIB

1301 Avenue of the Americas

New York, NY 10019

Attention: Sunny Gulrajani

Telephone No: (212) 261-7845

Facsimile No: (917) 849-5584

Email: sunny.gulrajani@ca-cib.com

Signature Page to Fourth Amendment to Receivables Loan Agreement

THE BANK OF NOVA SCOTIA, as a Managing Agent and as a Committed Lender

By:	/s/ John Frazell
Name: John Frazell
Title: Director

LIBERTY STREET FUNDING LLC, as a Conduit Lender

By:	/s/ Frank B. Bilotta
Name: Frank B. Bilotta
Title: Vice President

Signature Page to Fourth Amendment to Receivables Loan Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Managing Agent

By:	/s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Committed Lender

By:	/s/ Jaime Sussman
Name: Jaime Sussman
Title: Vice President

VICTORY RECEIVABLES CORPORATION, as a Conduit Lender

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

Signature Page to Fourth Amendment to Receivables Loan Agreement

ACKNOWLEDGED AND AGREED:

CHS RECEIVABLES FUNDING, LLC, as Company

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

CHS Receivables Funding, LLC 4000 Meridian Boulevard Franklin, Tennessee 37067 Attention: Rachel A. Seifert Telephone No: (615) 465-7000 Facsimile No: (615) 373-9704 Email: rachel_seifert@chs.net

COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION, as Collection Agent under each of the Contribution Agreement and the Sale Agreement and as Authorized Representative

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

Community Health Systems Professional Services Corporation

4000 Meridian Boulevard

Franklin, Tennessee 37067

Attention: Rachel A. Seifert

Telephone No: (615) 465-7000

Facsimile No: (615) 373-9704

Email: rachel_seifert@chs.net

Signature Page to Fourth Amendment to Receivables Loan Agreement

ACKNOWLEDGED AND AGREED:

CHS/COMMUNITY HEALTH SYSTEMS, INC., as Transferor, as Buyer and individually

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

Signature Page to Fourth Amendment to Receivables Loan Agreement

ACKNOWLEDGED AND AGREED:

ORIGINATORS:

AFFINITY HOSPITAL, LLC
BERWICK HOSPITAL COMPANY, LLC
BLUEFIELD HOSPITAL COMPANY, LLC
BLUFFTON HEALTH SYSTEM LLC
BULLHEAD CITY HOSPITAL CORPORATION
CARLSBAD MEDICAL CENTER, LLC
CLEVELAND TENNESSEE HOSPITAL COMPANY, LLC
COATESVILLE HOSPITAL CORPORATION
CRESTVIEW HOSPITAL CORPORATION
DEACONESS HEALTH SYSTEM, LLC
DHSC, LLC
DUKES HEALTH SYSTEM, LLC
DYERSBURG HOSPITAL CORPORATION
EMPORIA HOSPITAL CORPORATION
FOLEY HOSPITAL CORPORATION FRANKLIN HOSPITAL CORPORATION
GADSDEN REGIONAL MEDICAL CENTER, LLC
GALESBURG HOSPITAL CORPORATION
GRANBURY HOSPITAL CORPORATION
GRANITE CITY ILLINOIS HOSPITAL COMPANY, LLC
GREENBRIER VMC, LLC
HOSPITAL OF MORRISTOWN, INC.
JACKSON, TENNESSEE HOSPITAL COMPANY, LLC
JOURDANTON HOSPITAL CORPORATION
KAY COUNTY OKLAHOMA HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

Signature Page to Fourth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

LAKE WALES HOSPITAL CORPORATION
LANCASTER HOSPITAL CORPORATION
LAS CRUCES MEDICAL CENTER, LLC
LEA REGIONAL HOSPITAL, LLC
MARTIN HOSPITAL CORPORATION
MARY BLACK HEALTH SYSTEM LLC
MCKENZIE-WILLAMETTE REGIONAL MEDICAL CENTER ASSOCIATES, LLC
MCNAIRY HOSPITAL CORPORATION MCSA, L.L.C.
MOBERLY HOSPITAL COMPANY, LLC
NATIONAL HEALTHCARE OF LEESVILLE, INC.
NATIONAL HEALTHCARE OF MT. VERNON, INC.
NORTHAMPTON HOSPITAL COMPANY, LLC
NORTHWEST HOSPITAL, LLC
ORO VALLEY HOSPITAL, LLC PAYSON HOSPITAL CORPORATION
PETERSBURG HOSPITAL COMPANY, LLC
PHOENIXVILLE HOSPITAL COMPANY, LLC
POTTSTOWN HOSPITAL COMPANY, LLC
PORTER HOSPITAL, LLC
QHG OF ENTERPRISE, INC.
QHG OF SOUTH CAROLINA, INC.
ROSWELL HOSPITAL CORPORATION
RUSTON LOUISIANA HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

Signature Page to Fourth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

SAN MIGUEL HOSPITAL CORPORATION
SCRANTON HOSPITAL COMPANY, LLC SHELBYVILLE HOSPITAL CORPORATION
SILOAM SPRINGS ARKANSAS HOSPITAL COMPANY, LLC
SPOKANE VALLEY WASHINGTON HOSPITAL COMPANY, LLC
SPOKANE WASHINGTON HOSPITAL COMPANY, LLC
ST. JOSEPH HEALTH SYSTEM LLC
TOMBALL TEXAS HOSPITAL COMPANY, LLC
TOOELE HOSPITAL CORPORATION
WARREN OHIO HOSPITAL COMPANY, LLC
WARREN OHIO REHAB HOSPITAL COMPANY, LLC
WARSAW HEALTH SYSTEM LLC
WAUKEGAN ILLINOIS HOSPITAL COMPANY, LLC
WEATHERFORD TEXAS HOSPITAL COMPANY, LLC
WESLEY HEALTH SYSTEM, LLC
WEST GROVE HOSPITAL COMPANY, LLC
WILKES-BARRE HOSPITAL COMPANY, LLC
WOMEN & CHILDREN’S HOSPITAL, LLC
YOUNGSTOWN OHIO HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

Signature Page to Fourth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

ANNA HOSPITAL CORPORATION
AUGUSTA HOSPITAL, LLC
BIG BEND HOSPITAL CORPORATION
BIG SPRING HOSPITAL CORPORATION
BLUE RIDGE GEORGIA HOSPITAL COMPANY, LLC
CENTRE HOSPITAL CORPORATION
CLINTON HOSPITAL CORPORATION
DEMING HOSPITAL CORPORATION
EVANSTON HOSPITAL CORPORATION
FALLBROOK HOSPITAL CORPORATION
FORREST CITY ARKANSAS HOSPITAL COMPANY, LLC
FORT PAYNE HOSPITAL CORPORATION
GREENVILLE HOSPITAL CORPORATION
HOSPITAL OF BARSTOW, INC.
HOSPITAL OF FULTON, INC.
HOSPITAL OF LOUISA, INC.
KIRKSVILLE MISSOURI HOSPITAL COMPANY, LLC
LEXINGTON HOSPITAL CORPORATION
LUTHERAN MUSCULOSKELETAL CENTER, LLC
MARION HOSPITAL CORPORATION
MCKENZIE TENNESSEE HOSPITAL COMPANY, LLC MMC OF NEVADA, LLC
NATIONAL HEALTHCARE OF NEWPORT, INC. OAK HILL HOSPITAL CORPORATION PHILLIPS HOSPITAL CORPORATION

By:	/s/ James W. Doucette
Name: James W. Doucette Title: Senior Vice President and Treasurer

ORIGINATORS (CONT.):

RED BUD ILLINOIS HOSPITAL COMPANY, LLC
SALEM HOSPITAL CORPORATION
SCRANTON QUINCY HOSPITAL COMPANY, LLC
SUNBURY HOSPITAL COMPANY, LLC
WATSONVILLE HOSPITAL CORPORATION
WILLIAMSTON HOSPITAL CORPORATION
WOODWARD HEALTH SYSTEM, LLC

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

Signature Page to Fourth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

BROWNWOOD HOSPITAL, L.P.
By: Brownwood Medical Center, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

COLLEGE STATION HOSPITAL, L.P.
By: College Station Medical Center, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

IOM HEALTH SYSTEM, L.P.
By: Lutheran Health Network Investors, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

Signature Page to Fourth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

LAREDO TEXAS HOSPITAL COMPANY, L.P.
By: Webb Hospital Corporation
Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

LONGVIEW MEDICAL CENTER, L.P.
By: Regional Hospital of Longview, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

NAVARRO HOSPITAL, L.P.
By: Navarro Regional, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

Signature Page to Fourth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

PINEY WOODS HEALTHCARE SYSTEM, L.P.
By: Woodland Heights Medical Center, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

REHAB HOSPITAL OF FORT WAYNE GENERAL PARTNERSHIP
By: Lutheran Health Network Investors, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

SAN ANGELO HOSPITAL, L.P.
By: San Angelo Community Medical Center, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

VICTORIA OF TEXAS, L.P.
By: Detar Hospital, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

Signature Page to Fourth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

ARMC, L.P.
By: Triad-ARMC, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

CRESTWOOD HEALTHCARE, L.P.
By: Crestwood Hospital, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name: James W. Doucette
Title: Senior Vice President and Treasurer

Signature Page to Fourth Amendment to Receivables Loan Agreement